UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20599

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     September 25, 2003

BASSETT FURNITURE INDUSTRIES, INCORPORATED

(Exact name of registrant as specified in its charter)

VIRGINIA	0-209	54-0135270
(State or other jurisdiction of incorporation or organization)	(Comission File No.)	(I.R.S. Employer Identification No.)

3525 FAIRYSTONE PARK HIGHWAY BASSETT, VIRGINIA	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 276/629-6000

Item 12.	Results of Operations and Financial Condition

On September 25, 2003, Bassett Furniture Industries issued a news release relating to, among other things, the financial results for the third quarter of fiscal year 2003. A copy of the news release announcing this information is attached to this report as Exhibit 99.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date:	September 25, 2002	By:	/s/ BARRY C. SAFRIT
Barry C. Safrit
		Title:	Vice President, Chief Financial Officer

EXHIBIT INDEX

The exhibit listed in this index is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Exhibit No.	Description

99	News release issued by Bassett Furniture Industries on September 25, 2003.